Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Debt Disclosure [Abstract]
Debt

As of September 30, 2017, the Company's outstanding short-term debt consisted of the $1.0 million MGHIF Note, net of discounts and financing costs (see Note 4 "2015 MGHIF financing") as well as, the financing arrangements for the Company's insurance with  note balances of approximately $0.2 million with a final payment scheduled for May 2018. Total principal payments of $0.2 million are due in 2017 and $1.0 million are due in 2018. As of December 31, 2016, the Company's outstanding long-term debt consisted of the $1.0 million MGHIF Note, net of discounts and financing costs.

The Company drew down on two of three Bridge Financing Notes (see discussion in Note 2 "Liquidity and management's plans) during June and July of 2017. The outstanding Bridge Financing Notes were repaid in full subsequent to the closing of the July 2017 Public Offering.

The Company accounted for the embedded conversion option granted to jVen Capital in the Bridge Financing Notes as a mark-to-market derivative financial instrument carried at fair value.  Changes in fair value of the embedded conversion option are reflected in earnings during the period of change. The embedded conversion option was expensed along with the remaining unamortized discount at the date of  the Bridge Financing Notes repayment.   The warrants issued to jVen Capital and MGHIF are classified as mark-to-market liabilities under ASC 480 due to certain put features that allow the holder to put the warrant back to the Company for cash equal to the Black-Scholes value of the warrant upon a change of control or fundamental transaction.

Total interest expense (including amortization of debt discounts and financing fees) on all debt instruments was $90,317 and $41,423 for the three months ended September 30, 2017 and 2016, respectively. Total interest expense (including amortization of debt discounts and financing fees) on all debt instruments was $173,974 and $109,806 for the nine months ended September 30, 2017 and 2016, respectively.

As of December 31, 2016, the Company's outstanding debt consisted of the $1.0 million Merck Note that is due in July 2017 (see Note 5). As of December 31, 2015, debt outstanding consisted of the $1.0 million Merck Note.

Demand notes

In the fourth quarter of 2014 and first quarter of 2015, the Company raised a total of $2.3 million through the issuance of short-term demand notes. In the first quarter of 2015, $0.3 million of demand notes, held by an entity controlled by our chief executive officer, were settled as partial payment for a 2015 convertible note. All then-outstanding demand notes were tendered as payment for 350,000 units in the Company's IPO (see Note 8). Prior to settlement, the demand notes bore interest at 8% per annum, had a first priority security interest in the assets of the Company, and a term of approximately four months.

2014 convertible debt

In July, August and September 2014, the Company raised $1.5 million through the issuance of convertible debt. All outstanding 2014 convertible debt was converted into Series A redeemable convertible preferred stock and then into 60,000 shares of common stock in connection with the Company's IPO (see Note 8). Prior to its conversion, the debt was convertible, at the option of the holders or in certain cases at the Company's option, into shares of Series A redeemable convertible preferred stock or other potential equity securities, bore interest at 8% and was due in full on July 11, 2015.

2015 convertible debt

In February and March 2015, the Company raised $1.5 million in capital through the issuance of 8% secured convertible notes with detachable stock purchase warrants. All outstanding 2015 convertible debt was converted into Series A redeemable convertible preferred stock and then into 75,000 shares of common stock in connection with the Company's IPO (see Note 8). Prior to its conversion, the 2015 convertible notes were prepayable by the Company without penalty at any time following the three-month anniversary of the closing of the IPO (provided that before the six-month anniversary of the closing of an IPO, the 2015 convertible notes could only be prepaid out of newly issued capital subsequent to the IPO), and were puttable by the holder to the Company in the event of a defined default. The 2015 convertible notes were each convertible, at the election of the holder, into (i) shares of Series A redeemable convertible preferred stock, at a conversion rate of 1.25 shares of Series A redeemable convertible preferred stock for each $1.00 converted if the conversion occurs prior to closing of an IPO, or (ii) shares of common stock at a conversion rate of one twenty-fifth of a share of common stock for each $1.00 converted if the conversion occurs after the closing of an IPO.

The conversion option embedded in the convertible notes was determined to contain beneficial conversion features, resulting in the bifurcation of those features as an equity instrument (resulting in an additional debt discount) at issuance. After allocation of the gross proceeds to the detachable stock purchase warrants (discussed below) and beneficial conversion feature, the total debt discount recognized was equal to the face value of the 2015 convertible notes. Upon conversion in May 2015, the remaining unamortized beneficial conversion feature of approximately $1.5 million was charged to interest expense in the accompanying condensed consolidated statements of operations and comprehensive loss.

Remaining unamortized deferred financing costs of $71,421 were also charged to interest expense upon conversion.

The 2015 convertible note holders also received detachable stock purchase warrants exercisable for 9,000 shares of common stock at 110% of the IPO price and exercisable only if the IPO occurred, and then exercisable beginning on the six-month anniversary of the closing of the IPO. Prior to the IPO, as a result of net settlement features, the stock purchase warrants were considered derivative liabilities, were initially recorded at fair value (resulting in a debt discount) and were marked-to-market at each balance sheet date through earnings. As a result of the elimination of the net settlement features in the IPO, the stock purchase warrants were marked to fair value of $0.7 million on May 8, 2015 and then reclassified to equity.

Total interest expense on all debt instruments was $143,347 for the year ended December 31, 2016. Total interest expense on all debt instruments was $1,801,320 for year ended December 31, 2015.